Trade receivables, tax receivables and other current assets	12 Months Ended
Dec. 31, 2024
Trade receivables, tax receivables and other current assets
Trade receivables, tax receivables and other current assets

Note 10. Trade receivables, tax receivables and other current assets

10.1.Trade receivables and others

Trade receivables and others break down as follows:

	As of
	December 31,
(In thousands of euros)	2022	2023	2024
3 months or less	0	3,807	531
Between 3 and 6 months	—	—	—
Between 6 and 12 months	—	—	—
More than 12 months	—	—	—
Trade receivables and others	0	3,807	531

The average payment period is 30 days.

As of December 31, 2024, trade receivables and others decreased by €3.3 million mainly due to the receipt of a payment from CTTQ for the reinvoicing of part of the Company’s study costs.

As of December 31, 2023, trade receivables and others mainly consisted of the reinvoicing to CTTQ of a share of costs incurred, for the Phase I clinical pharmacology study and the ongoing NATiV3 Phase III trial.

10.2.Tax receivables and Other current assets

	As of December 31,
(in thousands euros)	2022	2023	2024
CIR and other research tax credits	5,994	5,333	4,915
Other	13	19	25
Tax receivables	6,007	5,352	4,941
Prepaid expenses	8,601	4,656	2,442
Short-term deposit accounts	1,048	70	—
Current accrued income	117	1,047	1,574
Liquidity agreement - Cash	282	422	349
VAT receivables	3,057	5,066	5,055
Other receivables	162	435	56
Other current assets	13,267	11,696	9,476
Other current assets and receivables	19,274	17,048	14,417

French Research Tax Credit (“CIR”)

As of December 31, 2024, tax receivables amounted to €4.9 million, mainly relating to the 2024 CIR as of December 31, 2024, in the amount of €4.9 million.

As of December 31, 2023, tax receivables amounted to €5.4 million, mainly relating to the 2023 CIR as of December 31, 2023, in the amount of €5.3 million and remain stable compared to December 31, 2022.

As of December 31, 2022, tax receivables were mainly composed of CIR and other research tax credits for an amount of €6.0 million, including €0.8 million for the R&D Tax Research Credit of Inventiva Inc and €5.2 million for the CIR.

Prepaid expenses

As of December 31, 2024, Prepaid expenses, which decreased by approximately €2.2 million, are mainly composed of trial costs related to the NATiV3 Phase III global trial in 2024.

As of December 31, 2023, prepaid expenses decreased by €3.9 million compared to December 31, 2022. They are mainly composed of a reduction in prepaid expenses for the NATiV3 Phase III clinical trial, and to a lesser extent, a reduction in directors’ and officers’ insurance costs (D&O insurance taken out following the Company’s listing on the Nasdaq Global Market in 2020).

As of December 31, 2022, the €1.1 million increase in prepaid expenses mainly relates to research costs incurred in the context of CRO contracts with subcontractors, and to a lesser extent, to computer maintenance costs and research equipment, patent annuity costs and insurance contributions.

Short-term deposit accounts

As of December 31, 2024, the Company had no short-term deposit accounts.

As of December 31, 2023, short-term deposit accounts are composed exclusively of accrued interest. The decrease compared to December 31, 2022, of €1.0 million, is mainly due to the end of a deposit for €1.0 million.

As of December 31, 2022, short-term deposit accounts decreased by €7.8 million compared to December 31, 2021, mainly due to the maturity of a term deposit subscribed during the year ended 2021 with Société Générale of $10 million (€8.8 million).

Current accrued income

As of December 31, 2024, the current accrued income increased by €0.5 million mainly due to the re-invoicing of the costs of the NATiV3 Phase III global trial (€1.4 million as of December 31, 2024, compared to €0.9 million as of December 31, 2023).